Exhibit 10.1.11

Craig Werbicki, Senior Manager Diversified Group 9th Floor Bankers Hall East 855 – 2nd Street S.W. Calgary, Alberta.T2P 2P2
August 15, 2008
Telephone: (403)221-5355 Facsimile: (403)221-5779
Ceramic Protection Corporation
590 Sawgrass Corporate Parkway
Sunrise, FL, USA
33325

Re:	Credit Agreement dated September 21, 2004 between Ceramic Protection Corporation (the “Borrower”) and Canadian Imperial Bank of Commerce (“CIBC”), as amended by the First Amending Agreement dated May 25, 2006, the Second Amending Agreement dated March 8, 2007, the Third Amending Agreement dated September 12, 2007, the Fourth Amending Agreement dated November 14, 2007, the Fifth Amending Agreement dated January 4, 2008, the Sixth Amending Agreement dated April 11, 2008, the Seventh Amending Agreement dated June 30, 2008, the extension of deliveries letter dated July 16, 2008, the Eighth Amending Agreement dated July 31, 2008 and the extension of deliveries letter dated August 8, 2008 (as amended, the “Credit Agreement”)
Dear Sirs:
CIBC, as Agent under the Credit Agreement, hereby offers to the Borrower to extend certain deliveries as required in Section 16 of the Credit Agreement. In furtherance of the foregoing, the Credit Agreement will be amended by deleting reference to the date “August 15, 2008” in Section 16.1(s) and replacing with “August 22, 2008”.
Kindly provide your acceptance of this offer by signing this letter where indicated and either faxing or emailing us a signed copy at your earliest convenience, but in any event no later than the close of business on August 18, 2008.
If you require further information, please do not hesitate to contact the writer.

Regards,
CANADIAN IMPERIAL BANK OF COMMERCE, as Agent

/s/ Craig Werbicki
Craig Werbicki
Authorized Signatory

Accepted effective the 15th day of August, 2008
CERAMIC PROTECTION
CORPORATION

Per:	/s/ Stephen Giordanella

Name:	Stephen Giordanella
Title:	Chief Executive Officer

Per:	/s/ Larry Moeller

Name:	Larry Moeller
Title:	Chairman of the Board
Acknowledged and consented to effective the 15th day of August, 2008

CERAMIC PROTECTION		CPC HOLDING CORPORATION OF
CORPORATION OF AMERICA		AMERICA

Per:	/s/ Stephen Giordanella	Per:	/s/ Stephen Giordanella

Name:	Stephen Giordanella	Name:	Stephen Giordanella
Title:	Chief Executive Officer	Title:	Chief Executive Officer

Per:	/s/ Larry Moeller	Per:	/s/ Larry Moeller

Name:		Name:
Title:		Title:
PROTECTIVE PRODUCTS
INTERNATIONAL CORP.

Per:	/s/ Stephen Giordanella

Name:	Stephen Giordanella
Title:	Chief Executive Officer

Per:	/s/ Larry Moeller

Name:
Title: